Exhibit 24.1

ARCHER-DANIELS-MIDLAND COMPANY

Power of Attorney

of

Director

The undersigned, a director of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation (the “Company”), does hereby make, constitute, and appoint M. PATOLAWALA, C.A. NICHOL, and R. B. JONES, and each or any one of them, each with full power to act without the other, the undersigned’s true and lawful attorneys-in-fact (each, an “Attorney-in-Fact”), with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place, and stead, in any and all capacities, to:

1.

Prepare, execute, and file with the Securities and Exchange Commission (the “SEC”) any one or more registration statements on Form S-8 (including any amendments thereto, including post-effective amendments), and any related prospectuses, prospectus supplements, exhibits, and other documents in connection therewith;

2.

Execute and file any and all amendments, supplements, consents, certificates, and other instruments that the Attorney-in-Fact deems necessary or advisable in connection with the foregoing, including such documents as may be necessary to enable the Company to satisfy any requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations promulgated thereunder; and

3.

Sign any and all documents and instruments incident to, or necessary or advisable to the consummation of, the transactions contemplated by any such registration statement and related filings, and to take any other action of any type whatsoever in connection with the foregoing that, in the judgment of the Attorney-in-Fact, may be of benefit to, in the best interests of, or legally required of, the undersigned;

granting unto each said Attorney-in-Fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that each Attorney-in-Fact or his or her substitutes may lawfully do or cause to be done by virtue hereof.

The undersigned has executed this Power of Attorney as of this 5th day of August, 2026.

/s/ Michael S. Burke
Michael S. Burke

ARCHER-DANIELS-MIDLAND COMPANY

Power of Attorney

of

Director

The undersigned, a director of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation (the “Company”), does hereby make, constitute, and appoint M. PATOLAWALA, C.A. NICHOL, and R. B. JONES, and each or any one of them, each with full power to act without the other, the undersigned’s true and lawful attorneys-in-fact (each, an “Attorney-in-Fact”), with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place, and stead, in any and all capacities, to:

1.

Prepare, execute, and file with the Securities and Exchange Commission (the “SEC”) any one or more registration statements on Form S-8 (including any amendments thereto, including post-effective amendments), and any related prospectuses, prospectus supplements, exhibits, and other documents in connection therewith;

2.

Execute and file any and all amendments, supplements, consents, certificates, and other instruments that the Attorney-in-Fact deems necessary or advisable in connection with the foregoing, including such documents as may be necessary to enable the Company to satisfy any requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations promulgated thereunder; and

3.

Sign any and all documents and instruments incident to, or necessary or advisable to the consummation of, the transactions contemplated by any such registration statement and related filings, and to take any other action of any type whatsoever in connection with the foregoing that, in the judgment of the Attorney-in-Fact, may be of benefit to, in the best interests of, or legally required of, the undersigned;

granting unto each said Attorney-in-Fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that each Attorney-in-Fact or his or her substitutes may lawfully do or cause to be done by virtue hereof.

The undersigned has executed this Power of Attorney as of this 5th day of August, 2026.

/s/ Theodore Colbert III
Theodore Colbert III

ARCHER-DANIELS-MIDLAND COMPANY

Power of Attorney

of

Director

The undersigned, a director of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation (the “Company”), does hereby make, constitute, and appoint M. PATOLAWALA, C.A. NICHOL, and R. B. JONES, and each or any one of them, each with full power to act without the other, the undersigned’s true and lawful attorneys-in-fact (each, an “Attorney-in-Fact”), with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place, and stead, in any and all capacities, to:

1.

Prepare, execute, and file with the Securities and Exchange Commission (the “SEC”) any one or more registration statements on Form S-8 (including any amendments thereto, including post-effective amendments), and any related prospectuses, prospectus supplements, exhibits, and other documents in connection therewith;

2.

Execute and file any and all amendments, supplements, consents, certificates, and other instruments that the Attorney-in-Fact deems necessary or advisable in connection with the foregoing, including such documents as may be necessary to enable the Company to satisfy any requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations promulgated thereunder; and

3.

Sign any and all documents and instruments incident to, or necessary or advisable to the consummation of, the transactions contemplated by any such registration statement and related filings, and to take any other action of any type whatsoever in connection with the foregoing that, in the judgment of the Attorney-in-Fact, may be of benefit to, in the best interests of, or legally required of, the undersigned;

granting unto each said Attorney-in-Fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that each Attorney-in-Fact or his or her substitutes may lawfully do or cause to be done by virtue hereof.

The undersigned has executed this Power of Attorney as of this 5th day of August, 2026.

/s/ James C. Collins, Jr.
James C. Collins, Jr.

ARCHER-DANIELS-MIDLAND COMPANY

Power of Attorney

of

Director

The undersigned, a director of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation (the “Company”), does hereby make, constitute, and appoint M. PATOLAWALA, C.A. NICHOL, and R. B. JONES, and each or any one of them, each with full power to act without the other, the undersigned’s true and lawful attorneys-in-fact (each, an “Attorney-in-Fact”), with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place, and stead, in any and all capacities, to:

1.

Prepare, execute, and file with the Securities and Exchange Commission (the “SEC”) any one or more registration statements on Form S-8 (including any amendments thereto, including post-effective amendments), and any related prospectuses, prospectus supplements, exhibits, and other documents in connection therewith;

2.

Execute and file any and all amendments, supplements, consents, certificates, and other instruments that the Attorney-in-Fact deems necessary or advisable in connection with the foregoing, including such documents as may be necessary to enable the Company to satisfy any requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations promulgated thereunder; and

3.

Sign any and all documents and instruments incident to, or necessary or advisable to the consummation of, the transactions contemplated by any such registration statement and related filings, and to take any other action of any type whatsoever in connection with the foregoing that, in the judgment of the Attorney-in-Fact, may be of benefit to, in the best interests of, or legally required of, the undersigned;

granting unto each said Attorney-in-Fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that each Attorney-in-Fact or his or her substitutes may lawfully do or cause to be done by virtue hereof.

The undersigned has executed this Power of Attorney as of this 5th day of August, 2026.

/s/ Terrell K. Crews
Terrell K. Crews

ARCHER-DANIELS-MIDLAND COMPANY

Power of Attorney

of

Director

The undersigned, a director of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation (the “Company”), does hereby make, constitute, and appoint M. PATOLAWALA, C.A. NICHOL, and R. B. JONES, and each or any one of them, each with full power to act without the other, the undersigned’s true and lawful attorneys-in-fact (each, an “Attorney-in-Fact”), with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place, and stead, in any and all capacities, to:

1.

Prepare, execute, and file with the Securities and Exchange Commission (the “SEC”) any one or more registration statements on Form S-8 (including any amendments thereto, including post-effective amendments), and any related prospectuses, prospectus supplements, exhibits, and other documents in connection therewith;

2.

Execute and file any and all amendments, supplements, consents, certificates, and other instruments that the Attorney-in-Fact deems necessary or advisable in connection with the foregoing, including such documents as may be necessary to enable the Company to satisfy any requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations promulgated thereunder; and

3.

Sign any and all documents and instruments incident to, or necessary or advisable to the consummation of, the transactions contemplated by any such registration statement and related filings, and to take any other action of any type whatsoever in connection with the foregoing that, in the judgment of the Attorney-in-Fact, may be of benefit to, in the best interests of, or legally required of, the undersigned;

granting unto each said Attorney-in-Fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that each Attorney-in-Fact or his or her substitutes may lawfully do or cause to be done by virtue hereof.

The undersigned has executed this Power of Attorney as of this 5th day of August, 2026.

/s/ Ellen de Brabander
Ellen de Brabander

ARCHER-DANIELS-MIDLAND COMPANY

Power of Attorney

of

Director

The undersigned, a director of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation (the “Company”), does hereby make, constitute, and appoint M. PATOLAWALA, C.A. NICHOL, and R. B. JONES, and each or any one of them, each with full power to act without the other, the undersigned’s true and lawful attorneys-in-fact (each, an “Attorney-in-Fact”), with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place, and stead, in any and all capacities, to:

1.

Prepare, execute, and file with the Securities and Exchange Commission (the “SEC”) any one or more registration statements on Form S-8 (including any amendments thereto, including post-effective amendments), and any related prospectuses, prospectus supplements, exhibits, and other documents in connection therewith;

2.

Execute and file any and all amendments, supplements, consents, certificates, and other instruments that the Attorney-in-Fact deems necessary or advisable in connection with the foregoing, including such documents as may be necessary to enable the Company to satisfy any requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations promulgated thereunder; and

3.

Sign any and all documents and instruments incident to, or necessary or advisable to the consummation of, the transactions contemplated by any such registration statement and related filings, and to take any other action of any type whatsoever in connection with the foregoing that, in the judgment of the Attorney-in-Fact, may be of benefit to, in the best interests of, or legally required of, the undersigned;

granting unto each said Attorney-in-Fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that each Attorney-in-Fact or his or her substitutes may lawfully do or cause to be done by virtue hereof.

The undersigned has executed this Power of Attorney as of this 5th day of August, 2026.

/s/ Suzan F. Harrison
Suzan F. Harrison

ARCHER-DANIELS-MIDLAND COMPANY

Power of Attorney

of

Director

The undersigned, a director of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation (the “Company”), does hereby make, constitute, and appoint M. PATOLAWALA, C.A. NICHOL, and R. B. JONES, and each or any one of them, each with full power to act without the other, the undersigned’s true and lawful attorneys-in-fact (each, an “Attorney-in-Fact”), with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place, and stead, in any and all capacities, to:

1.

Prepare, execute, and file with the Securities and Exchange Commission (the “SEC”) any one or more registration statements on Form S-8 (including any amendments thereto, including post-effective amendments), and any related prospectuses, prospectus supplements, exhibits, and other documents in connection therewith;

2.

Execute and file any and all amendments, supplements, consents, certificates, and other instruments that the Attorney-in-Fact deems necessary or advisable in connection with the foregoing, including such documents as may be necessary to enable the Company to satisfy any requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations promulgated thereunder; and

3.

Sign any and all documents and instruments incident to, or necessary or advisable to the consummation of, the transactions contemplated by any such registration statement and related filings, and to take any other action of any type whatsoever in connection with the foregoing that, in the judgment of the Attorney-in-Fact, may be of benefit to, in the best interests of, or legally required of, the undersigned;

granting unto each said Attorney-in-Fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that each Attorney-in-Fact or his or her substitutes may lawfully do or cause to be done by virtue hereof.

The undersigned has executed this Power of Attorney as of this 5th day of August, 2026.

/s/ David R. McAtee II
David R. McAtee II

ARCHER-DANIELS-MIDLAND COMPANY

Power of Attorney

of

Director

The undersigned, a director of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation (the “Company”), does hereby make, constitute, and appoint M. PATOLAWALA, C.A. NICHOL, and R. B. JONES, and each or any one of them, each with full power to act without the other, the undersigned’s true and lawful attorneys-in-fact (each, an “Attorney-in-Fact”), with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place, and stead, in any and all capacities, to:

1.

Prepare, execute, and file with the Securities and Exchange Commission (the “SEC”) any one or more registration statements on Form S-8 (including any amendments thereto, including post-effective amendments), and any related prospectuses, prospectus supplements, exhibits, and other documents in connection therewith;

2.

Execute and file any and all amendments, supplements, consents, certificates, and other instruments that the Attorney-in-Fact deems necessary or advisable in connection with the foregoing, including such documents as may be necessary to enable the Company to satisfy any requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations promulgated thereunder; and

3.

Sign any and all documents and instruments incident to, or necessary or advisable to the consummation of, the transactions contemplated by any such registration statement and related filings, and to take any other action of any type whatsoever in connection with the foregoing that, in the judgment of the Attorney-in-Fact, may be of benefit to, in the best interests of, or legally required of, the undersigned;

granting unto each said Attorney-in-Fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that each Attorney-in-Fact or his or her substitutes may lawfully do or cause to be done by virtue hereof.

The undersigned has executed this Power of Attorney as of this 5th day of August, 2026.

/s/ Michael C. McMurray
Michael C. McMurray

ARCHER-DANIELS-MIDLAND COMPANY

Power of Attorney

of

Director

The undersigned, a director of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation (the “Company”), does hereby make, constitute, and appoint M. PATOLAWALA, C.A. NICHOL, and R. B. JONES, and each or any one of them, each with full power to act without the other, the undersigned’s true and lawful attorneys-in-fact (each, an “Attorney-in-Fact”), with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place, and stead, in any and all capacities, to:

1.

Prepare, execute, and file with the Securities and Exchange Commission (the “SEC”) any one or more registration statements on Form S-8 (including any amendments thereto, including post-effective amendments), and any related prospectuses, prospectus supplements, exhibits, and other documents in connection therewith;

2.

Execute and file any and all amendments, supplements, consents, certificates, and other instruments that the Attorney-in-Fact deems necessary or advisable in connection with the foregoing, including such documents as may be necessary to enable the Company to satisfy any requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations promulgated thereunder; and

3.

Sign any and all documents and instruments incident to, or necessary or advisable to the consummation of, the transactions contemplated by any such registration statement and related filings, and to take any other action of any type whatsoever in connection with the foregoing that, in the judgment of the Attorney-in-Fact, may be of benefit to, in the best interests of, or legally required of, the undersigned;

granting unto each said Attorney-in-Fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that each Attorney-in-Fact or his or her substitutes may lawfully do or cause to be done by virtue hereof.

The undersigned has executed this Power of Attorney as of this 5th day of August, 2026.

/s/ Patrick J. Moore
Patrick J. Moore

ARCHER-DANIELS-MIDLAND COMPANY

Power of Attorney

of

Director

The undersigned, a director of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation (the “Company”), does hereby make, constitute, and appoint M. PATOLAWALA, C.A. NICHOL, and R. B. JONES, and each or any one of them, each with full power to act without the other, the undersigned’s true and lawful attorneys-in-fact (each, an “Attorney-in-Fact”), with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place, and stead, in any and all capacities, to:

1.

Prepare, execute, and file with the Securities and Exchange Commission (the “SEC”) any one or more registration statements on Form S-8 (including any amendments thereto, including post-effective amendments), and any related prospectuses, prospectus supplements, exhibits, and other documents in connection therewith;

2.

Execute and file any and all amendments, supplements, consents, certificates, and other instruments that the Attorney-in-Fact deems necessary or advisable in connection with the foregoing, including such documents as may be necessary to enable the Company to satisfy any requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations promulgated thereunder; and

3.

Sign any and all documents and instruments incident to, or necessary or advisable to the consummation of, the transactions contemplated by any such registration statement and related filings, and to take any other action of any type whatsoever in connection with the foregoing that, in the judgment of the Attorney-in-Fact, may be of benefit to, in the best interests of, or legally required of, the undersigned;

granting unto each said Attorney-in-Fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that each Attorney-in-Fact or his or her substitutes may lawfully do or cause to be done by virtue hereof.

The undersigned has executed this Power of Attorney as of this 5th day of August, 2026.

/s/ Debra A. Sandler
Debra A. Sandler

ARCHER-DANIELS-MIDLAND COMPANY

Power of Attorney

of

Director

The undersigned, a director of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation (the “Company”), does hereby make, constitute, and appoint M. PATOLAWALA, C.A. NICHOL, and R. B. JONES, and each or any one of them, each with full power to act without the other, the undersigned’s true and lawful attorneys-in-fact (each, an “Attorney-in-Fact”), with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place, and stead, in any and all capacities, to:

1.

Prepare, execute, and file with the Securities and Exchange Commission (the “SEC”) any one or more registration statements on Form S-8 (including any amendments thereto, including post-effective amendments), and any related prospectuses, prospectus supplements, exhibits, and other documents in connection therewith;

2.

Execute and file any and all amendments, supplements, consents, certificates, and other instruments that the Attorney-in-Fact deems necessary or advisable in connection with the foregoing, including such documents as may be necessary to enable the Company to satisfy any requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations promulgated thereunder; and

3.

Sign any and all documents and instruments incident to, or necessary or advisable to the consummation of, the transactions contemplated by any such registration statement and related filings, and to take any other action of any type whatsoever in connection with the foregoing that, in the judgment of the Attorney-in-Fact, may be of benefit to, in the best interests of, or legally required of, the undersigned;

granting unto each said Attorney-in-Fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that each Attorney-in-Fact or his or her substitutes may lawfully do or cause to be done by virtue hereof.

The undersigned has executed this Power of Attorney as of this 5th day of August, 2026.

/s/ Lei Schlitz
Lei Schlitz

ARCHER-DANIELS-MIDLAND COMPANY

Power of Attorney

of

Director

The undersigned, a director of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation (the “Company”), does hereby make, constitute, and appoint M. PATOLAWALA, C.A. NICHOL, and R. B. JONES, and each or any one of them, each with full power to act without the other, the undersigned’s true and lawful attorneys-in-fact (each, an “Attorney-in-Fact”), with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place, and stead, in any and all capacities, to:

1.

Prepare, execute, and file with the Securities and Exchange Commission (the “SEC”) any one or more registration statements on Form S-8 (including any amendments thereto, including post-effective amendments), and any related prospectuses, prospectus supplements, exhibits, and other documents in connection therewith;

2.

Execute and file any and all amendments, supplements, consents, certificates, and other instruments that the Attorney-in-Fact deems necessary or advisable in connection with the foregoing, including such documents as may be necessary to enable the Company to satisfy any requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations promulgated thereunder; and

3.

Sign any and all documents and instruments incident to, or necessary or advisable to the consummation of, the transactions contemplated by any such registration statement and related filings, and to take any other action of any type whatsoever in connection with the foregoing that, in the judgment of the Attorney-in-Fact, may be of benefit to, in the best interests of, or legally required of, the undersigned;

granting unto each said Attorney-in-Fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that each Attorney-in-Fact or his or her substitutes may lawfully do or cause to be done by virtue hereof.

The undersigned has executed this Power of Attorney as of this 5th day of August, 2026.

/s/ Kelvin R. Westbrook
Kelvin R. Westbrook